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Tenure Detail

Tenure Number ID	**508844 View Tenure**
Tenure Type	Mineral (M)
Tenure Sub Type	Claim (C)
Title Type	Mineral Cell Title Submission (MCX)
Mining Division	
Good To Date	2006/MAR/12
Issue Date	2005/MAR/12
Termination Type	
Termination Comments	
Termination Date	
Tag Number	
Claim Name	Amber1
Old Tenure Code	
Area In Hectares	329.693

Map Numbers:

082L

Owners:

139879 TERRY GORDON COOK 100.0%

Agents:

139879 TERRY GORDON COOK CEXT (4021933)

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504657
82L.043
505224
508343
82L.044
SIWASH
ROCK
MTN
508845
508339
505511
508844
82L.033
82L.034
512475
512474
507442
391569
512476
390298
390299